SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 11, 2010
FLOWERS FOODS, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (229) 226-9110
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 11, 2010, Flowers Foods, Inc. issued a press release (i) announcing its financial condition and results of operations as of and for the third quarter ended October 9, 2010; (ii) updating its guidance for fiscal 2010 and (iii) issuing preliminary guidance for fiscal 2011. A copy of the press release is furnished with this Report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description

99.1	Press Release of Flowers Foods, Inc. dated November 11, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Executive Vice President and Chief Financial Officer

Date: November 11, 2010

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Flowers Foods, Inc. dated November 11, 2010

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